                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 3, 2003

                                -----------------

                           Mobility Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-30907               86-0843914
  -----------------------------      ----------------     -------------------
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)


                     17800 North Perimeter Drive, Suite 200
                              Scottsdale, AZ 85225
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (480) 596-0061

                                   ----------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 23, 2002, Mobility Electronics, Inc. ("Mobility"), iGo Corporation ("iGo") and IGOC Acquisition, Inc., a wholly-owned subsidiary of Mobility ("Merger Sub"), entered into an Agreement and Plan of Merger, which was subsequently amended on July 18, 2002 (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, iGo merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Mobility (the "Merger"). As part of the Merger, the name of Merger Sub was changed to iGo Direct Corporation. The Merger became effective on September 3, 2002.

         Mobility filed a Current Report on Form 8-K on September 17, 2002 reporting the acquisition and filed a Form 8-K/A that included historical and pro forma financial statements on November 18, 2002. This Current Report on Form 8-K updates the pro forma information for the merger for the nine months ended September 30, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements may be found as exhibits to this report:

                  (a) UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION.


          Unaudited Pro Forma Condensed Combined Consolidated Statements of
                   Operations of Mobility and iGo, nine months ended September 30, 2002

          Unaudited Pro Forma Condensed Combined Consolidated Statements of
                   Operations of Mobility and iGo, year ended December 31, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MOBILITY ELECTRONICS, INC.



Date: February 3, 2003                         By:  /s/ Joan W. Brubacher
                                                   ----------------------------
                                                   Joan W. Brubacher,
                                                   Chief Financial Officer
                                                   and Executive Vice President

                               UNAUDITED PRO FORMA
              CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined consolidated statements of operations give effect to the merger using the purchase method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed combined consolidated statements of operations combine the individual statements of operations of Mobility and iGo for the nine months ended September 30, 2002 and the year ended December 31, 2001, as if the combination had taken place on January 1, 2001 after giving effect to the purchase accounting and other related adjustments. The historical statement of operations for iGo Corporation for the nine months ended September 30, 2002, includes financial results for January 1, 2002 through September 2, 2002.

     The unaudited pro forma condensed combined statements of operations reflect the application of the purchase method of accounting for the merger. Under this method of accounting, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values at the closing.

     Certain financial statement balances of iGo have been reclassified to conform with Mobility's financial statement presentation.

     The unaudited pro forma condensed combined consolidated statements of operations do not purport to be indicative of the operating results or the financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor are they necessarily indicative of future operating results of the merged companies. The pro forma adjustments are based on the information currently available. The unaudited pro forma condensed combined consolidated statements of operations do not give effect to any cost savings or synergies that may result from the integration of Mobility's and iGo's operations. No assurances can be given with respect to the ultimate level of revenues or cost savings.

         UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS
        OF OPERATIONS OF MOBILITY ELECTRONICS, INC. AND IGO CORPORATION
                      Nine Months Ended September 30, 2002
                    (In thousands, except share related data)

                                                                                    HISTORICAL
                                                                               ----------------------     PRO FORMA     PRO FORMA
                                                                               MOBILITY        IGO       ADJUSTMENTS     COMBINED
                                                                               --------      --------    -----------    ---------
Revenue:
      Net product sales                                                        $ 20,488      $ 11,359      $     --      $ 31,847
      Technology transfer fees                                                      548            --            --           548
                                                                               --------      --------      --------      --------
           Total revenue                                                         21,036        11,359            --        32,395
Cost of revenue:                                                                 15,985         7,762            --        23,747
                                                                               --------      --------      --------      --------
           Gross profit                                                           5,051         3,597            --         8,648
                                                                               --------      --------      --------      --------
Operating expenses:
      Marketing and sales                                                         4,988         4,524            --         9,512
      Research and development                                                    4,673         1,066            --         5,739
      General and administrative                                                  5,697         5,780          (220)(a)    11,257
                                                                               --------      --------      --------      --------
           Total operating expenses                                              15,358        11,370          (220)       26,508
                                                                               --------      --------      --------      --------
           Loss from operations                                                 (10,307)       (7,773)          220       (17,860)
Other income (expense):
      Interest income (expense), net                                                577            86            --           663
      Other, net                                                                    (63)         (718)           --          (781)
                                                                               --------      --------      --------      --------
           Loss before provision for income taxes and cumulative effect of
             change in accounting principle                                      (9,793)       (8,405)          220       (17,978)
Provision for income taxes                                                           --            --            --            --
                                                                               --------      --------      --------      --------
           Loss before cumulative effect of change in accounting principle       (9,793)       (8,405)          220       (17,978)
      Cumulative effect of change in accounting principle                        (5,627)         (591)           --        (6,218)
                                                                               --------      --------      --------      --------
           Net loss                                                            $(15,420)     $ (8,996)     $    220      $(24,196)
                                                                               ========      ========      ========      ========

Loss per share - basic and diluted:
      Loss before cumulative effect of change in accounting principle          $ (0.61)                                  $  (0.97)
      Cumulative effect of change in accounting principle                        (0.35)                                     (0.34)
                                                                               -------                                   --------
      Loss per share                                                           $ (0.96)                                  $  (1.31)
                                                                               =======                                   ========

Weighted average common shares outstanding:
      Basic and diluted                                                         16,125                                     18,468
                                                                               =======                                   ========

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

         UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT
        OF OPERATIONS OF MOBILITY ELECTRONICS, INC. AND IGO CORPORATION
                          YEAR ENDED DECEMBER 31, 2001

                                                       Historical
                                                  --------------------     Pro Forma     Pro Forma
                                                  Mobility       iGo      Adjustments    Combined
                                                  --------    --------    -----------    ---------
                                                     (In thousands, except share related data)
Revenue:
   Net product sales....................          $ 27,925    $ 28,886    $     --       $ 56,811
   Technology transfer fees.............               400          --          --            400
                                                  --------    --------    --------       --------
      Total revenue.....................            28,325      28,886          --         57,211
   Cost of revenue:.....................            25,703      24,435          --         50,138
                                                  --------    --------    --------       --------
      Gross profit......................             2,622       4,451          --          7,073
                                                  --------    --------    --------       --------
Operating expenses:
   Marketing and sales..................             8,129      11,855          --         19,984
   Research and development.............             5,598       2,590          --          8,188
   General and administrative...........             9,957      22,020      (3,779)(b)     28,198
                                                  --------    --------    --------       --------
      Total operating expenses..........            23,684      36,465      (3,779)        56,370
                                                  --------    --------    --------       --------
      Loss from operations..............           (21,062)    (32,014)      3,779        (49,297)
Other income (expense):
   Interest income, net.................             1,313          --          --          1,313
   Other, net...........................                65         166          --            231
                                                  --------    --------    --------       --------
      Loss before  provision for income            (19,684)    (31,848)      3,779        (47,753)
      taxes
Provision for income taxes..............                --          --          --              -
                                                  --------    --------    --------       --------
      Net loss..........................          $(19,684)   $(31,848)   $  3,779       $(47,753)
                                                  ========    ========    ========       ========
Loss per share:
      Basic and diluted.................          $  (1.33)                              $  (2.74)
                                                  ========                               ========
Weighted average common shares outstanding:
      Basic and diluted.................            14,809                                 17,409
                                                  ========                               ========

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

Note 1.  Pro Forma Adjustments

     The pro forma adjustments included in the unaudited pro forma condensed combined consolidated statements of operations are as follows:

     (a) Adjustment to record a reduction in depreciation and amortization expense resulting from the pro forma adjustment to property and equipment and other assets proportional to the difference between historical value and the allocated purchase price of iGo property and equipment and other assets.

     (b) Adjustments to general and administrative expenses (amounts in thousands):

          To eliminate amortization expense associated with
             historical iGo goodwill, as iGo  historical goodwill
             has been written-off to zero value.....................   $ (3,499)

          To record a reduction in depreciation and amortization
             expense resulting from the pro forma adjustment to property and equipment and other assets proportional to the difference between historical value and fair value of iGo property and
             equipment and other assets                                    (280)
                                                                       --------
                Total...............................................   $ (3,779)
                                                                       ========

Note 2.  Pro Forma Loss Per Share

     Pro forma basic and diluted loss per share are computed as follows (amounts in thousands):


Historical basic and diluted weighted
    average common shares outstanding................   16,125
Less: weighted average impact of 2,600,000
    shares issued on September 3, 2002...............     (257)
Shares of Mobility common stock issued
    in exchange for the outstanding
    shares of common stock of iGo....................    2,600
                                                      --------
                                                        18,468
                                                      ========



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